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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
MERCER INSURANCE GOUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

MERCER INSURANCE GROUP, INC.
PENNINGTON, NEW JERSEY 08534

To Be Held June 16, 2004

Mailed to Security Holders May    , 2004

Mercer Insurance Group, Inc.
10 North Highway 31
P. O. Box 278
Pennington, New Jersey 08534

May    , 2004

Dear Fellow Shareholder:

        Mercer Insurance Group, Inc.'s Annual Meeting of Shareholders will be held Wednesday, June 16, 2004, at the Bucks County Center, LaSalle University—Bucks Campus, 33 University Drive, Newtown, Pennsylvania, on June 16, 2004, at 10:30 a.m., Eastern.

        The matters to be acted upon at the meeting are:

  (a)
  The election of three Class I directors;

  (b)
  To approve and adopt the Mercer Insurance Group, Inc. 2004 Stock Incentive Plan; and

  (c)
  Such other matters as may properly come before the Mercer Insurance Group, Inc. annual meeting or any adjournment thereof.

        Please review the enclosed material and sign, date and return the proxy card. Regardless of whether you plan to attend the annual meeting in person, please vote now so that the matters coming before the meeting may be acted upon.

        I look forward to seeing you at the annual meeting.

Respectfully yours,
Andrew R. Speaker President and Chief Executive Officer

Mercer Insurance Group, Inc.
10 North Highway 31
P. O. Box 278
Pennington, New Jersey 08534

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May    , 2004

To The Shareholders:

        NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the Annual Meeting of Shareholders of Mercer Insurance Group, Inc. will be held at the Bucks County Center, LaSalle University—Bucks Campus, 33 University Drive, Newtown, Pennsylvania, on June 16, 2004, at 10:30 a.m., Eastern Time, for the purpose of considering and voting on the following matters:

  1.
  Election of three Class I directors for a term of three years from the date of election and until their successors shall have been elected and qualified (Matter No. 1);

  2.
  To approve and adopt the Mercer Insurance Group, Inc. 2004 Stock Incentive Plan (Matter No. 2); and

  3.
  Such other business as may properly come before the meeting or any adjournment thereof.

        Only those shareholders of record at the close of business on April 28, 2004, shall be entitled to notice of and to vote at the meeting. A proxy statement, a proxy card and a self-addressed postage prepaid envelope are enclosed. Please complete, sign and date the proxy card and return it promptly in the envelope provided. If you attend the meeting, you may revoke your proxy and vote in person.

        This notice, the accompanying proxy statement and form of proxy are sent to you by order of the Board of Directors.

                      /s/ Paul D. Ehrhardt
                      Corporate Secretary
                      Paul D. Ehrhardt

Pennington, New Jersey
May    , 2004

Mercer Insurance Group, Inc.
10 North Highway 31
P. O. Box 278
Pennington, New Jersey 08534

PROXY STATEMENT

GENERAL

Introduction

        This proxy statement and enclosed proxy card are being mailed to the shareholders of Mercer Insurance Group, Inc. ("Mercer" or the "Company") on or about May    , 2004, in connection with the solicitation of proxies by the Board of Directors of Mercer. The proxies will be voted at the Annual Meeting of Shareholders of Mercer to be held on Wednesday, June 16, 2004, at 10:30 a.m., Eastern Time, at the Bucks County Center, LaSalle University—Bucks Campus, 33 University Drive, Newtown, Pennsylvania (the "Annual Meeting"). Mercer's Annual Report for the year ended December 31, 2003, accompanies this proxy statement.

Conversion

        On December 15, 2003, Mercer Insurance Company ("Mercer Insurance"), formerly Mercer Mutual Insurance Company, converted from a mutual to a stock form insurance company and transferred all of its outstanding capital stock to Mercer Insurance Group, Inc. thereby becoming a wholly owned subsidiary of Mercer Insurance Group, Inc.

Solicitation of Proxies

        The cost of the solicitation of proxies will be borne by Mercer. In addition to the use of the mails, some directors and officers of Mercer may solicit proxies, without additional compensation, in person, by telephone, telegram, or otherwise. Arrangements may be made by Mercer with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and Mercer may reimburse them for reasonable expenses they incur in so doing.

Voting Securities

        As of the close of business on April 28, 2004 (the "Record Date"), there were outstanding 6,845,733 shares of common stock, no par value (the "Mercer Common Stock"), the only class of capital stock of Mercer outstanding. Holders of record of Mercer Common Stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

        If the enclosed proxy card is appropriately marked, signed and returned in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election of the nominees for Mercer's Board of Directors and "FOR" the adoption of the 2004 Stock Incentive Plan.

Right of Revocation

        Proxies may be revoked at any time before they have been exercised by filing with the Corporate Secretary of Mercer an instrument of revocation or a duly executed proxy bearing a later date. Any shareholder attending the Annual Meeting also may revoke a previously granted proxy by voting in person at the Annual Meeting.

Quorum

        Under Mercer's Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast, constitutes a quorum for the transaction of business at the Annual Meeting.

Principal Shareholders

        The following table sets forth information regarding persons or entities known to Mercer's management to own of record or beneficially, as of the Record Date, 5% or more of the outstanding shares of Mercer Common Stock.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Common Stock
Wellington Management Company, LLP(1) 75 State Street Boston, MA 02109	380,800	5.6%
JMB Capital Partners, L.P.(2) 1999 Avenue of the Stars Suite 2040 Los Angeles, CA 90067	400,000	5.8%

(1)
As derived from the Schedule 13G filed with the Securities & Exchange Commission on February 12, 2004. Wellington Management Company, LLP ("WMC"), in its capacity as investment adviser, may be deemed to beneficially own 380,800 shares of Mercer Common Stock, which are held of record by clients of WMC. WMC's clients have the right to receive or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No client is known to have the right or power of ownership with respect to more than five percent of such securities.

(2)
As derived from the Schedule 13G filed with the Securities & Exchange Commission on December 29, 2003. JMB Capital Partners, L.P., Smithwood Partners, LLC and Mr. Jonathan Brooks collectively filed as reporting persons. JMB Capital Partners, L.P. is a California limited partnership ("JMB Capital"). Smithwood Partners, LLC, a California limited liability company ("Smithwood"), is the general partner of JMB Capital and is a registered investment advisor under the laws of the State of California. Mr. Brooks is the sole member and manager of Smithwood.

MATTER NO. 1

ELECTION OF MERCER DIRECTORS

General

        Under Mercer's Articles of Incorporation, the total number of directors may be determined by either a resolution adopted by a majority vote of the directors then in office or by resolution of the shareholders at a meeting. The number of directors for 2004 has been set by the Board at nine. The Board has determined that a majority of its members are independent, as required by the listing standards of The Nasdaq National Market ("Nasdaq").

        Mercer's Board of Directors is divided into three classes with directors serving for three-year terms with one-third of the directors being elected at each annual meeting of shareholders.

Nominees and Continuing Directors

        The Board of Directors fixed the number of directors in Class I at three and has nominated Andrew R. Speaker, George T. Hornyak, Jr. and Samuel J. Malizia for election as Class I directors for three-year terms to expire at the 2007 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. Directors Speaker, Hornyak and Malizia served as directors of Mercer and Mercer Insurance prior to its conversion. The remaining directors have also served prior to the conversion, and will continue to serve in accordance with the terms of the Class II and Class III directors which expire in 2005 and 2006, respectively.

        The Bylaws of Mercer permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. All nominations for director to be made at the Annual Meeting by shareholders entitled to vote for the election of directors must be preceded by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of Mercer not less than 90 days prior to the Annual Meeting, such notice must contain the following information: (a) the name, age, and business address, and if known, the residential address of each nominee; (b) the principal occupation or employment of each nominee; and (c) the number of shares of capital stock of Mercer that is beneficially owned by the nominee. No notice of nomination for election as a director has been received from any shareholder as of the date of this proxy statement. If a nomination is attempted at the Annual Meeting that does not comply with the procedures required by the Bylaws or if any votes are cast at the Annual Meeting for any candidate not duly nominated, then such nomination or such votes may be disregarded.

        Pursuant to Mercer's bylaws directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. The three persons receiving the highest number of votes cast at the Annual Meeting will be elected as Class I directors. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Annual Meeting, but will be counted for purposes of determining the presence of a quorum.

        Except as noted above, it is intended that shares represented by proxies will be voted for the nominees listed, each of whom is now a director of Mercer and each of whom has expressed his willingness to serve, or for any substitute nominee or nominees designated by the Mercer Board of Directors in the event any nominee or nominees become unavailable for election. The Mercer Board of Directors has no reason to believe that any of the nominees will not serve if elected.

        The following tables set forth as to each of the nominees for election as a Class I director and as to each of the continuing Class II and Class III directors, their age, principal occupation and business experience. There are no family relationships between any of the listed persons.

Nominees for Election As
Class II Directors—Term Expires in 2007

Name and Principal Occupation	Age	Director Since (1)	Directorship in other Reporting Companies
Andrew R. Speaker President, Chief Executive Officer and Director	41	1997	None
George T. Hornyak, Jr. Self-Employed Private Investor	54	1985	First Sentinel Bancorp, Inc.
Samuel J. Malizia Managing Partner, of the law firm of Malizia Spidi & Fisch, PC; Chairman of the Board of Nittany Financial Corp. and Nittany Bank	49	2003	Nittany Financial Corp.

Continuing Class II Directors—Term Expires in 2005

Name and Principal Occupation	Age	Director Since (1)	Directorship in other Reporting Companies
Roland D. Boehm Self-Employed Business Consultant	66	1980	None
H. Thomas Davis, Jr. Senior Vice President and Director	55	2001	Penns Woods Bancorp, Inc.
William V.R. Fogler Owner/Van Rensselaer, Ltd., an investment management company	59	2000	None

Continuing Class III Directors—Term Expires in 2006

Name and Principal Occupation	Age	Director Since (1)	Directorship in other Reporting Companies
William C. Hart Retired President and Chief Executive Officer of Mercer Insurance and Mercer Insurance Company of New Jersey, Inc.	70	1970	None
Richard C. Niedt Retired	72	1979	None
Richard B. Van Noy Retired Administrator of Washington Township, Mercer County	62	1979	None

(1)
Includes service as a Director at Mercer Mutual Insurance Company prior to its conversion to a stock company on December 15, 2003.

Security Ownership of Management

        The following table sets forth information concerning the number of shares of Mercer Common Stock beneficially owned, as of April 28, 2004, by each present director, nominee for director, and each executive officer named in the compensation table set forth elsewhere herein.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Roland D. Boehm	18,612	*
Gordon A. Coleman	1,810	*
H. Thomas Davis, Jr. (2)	339,856	4.9
William V.R. Fogler	13,917	*
William C. Hart	14,400	*
George T. Hornyak	107,097	1.6
Samuel J. Malizia	8,000	*
Richard V. Niedt	10,011	*
Andrew R. Speaker (2)	28,774	*
Richard G. Van Noy	15,089	*
John Danka (2)	4,133	*
Paul D. Ehrhardt (2)	7,162	*
Officers, Directors and Nominees for Director as a Group (11 persons)	567,031	8.3

*
Less than 1%

(1)
Each of the identified beneficial owners, including the officers, directors and nominees for director, has sole investment and voting power as to all the shares beneficially owned with the exception of those held jointly by certain officers, directors and nominees for director with their spouses or directly by their spouses or other relatives.

(2)
Includes 2,022, 2,885, 1,904, 2,885 and 1,810 shares held by the Company's Employee Stock Ownership Plan Trust and allocated to the accounts of Messrs. Davis, Speaker, Danka, Ehrhardt and Coleman respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

        All reports required by Section 16(a) were filed on time, except for one report by Mr. Samuel J. Malizia, which was filed one day late due to a technical filing problem.

Board and Committees

        The Board of Directors has various standing committees including an Audit Committee, Compensation Committee, and a Nominating/Governance Committee. Directors are expected to attend meetings of the Board, meetings of the committees on which they serve and the Mercer Annual Meeting. During 2003, the Board of Directors held 13 meetings, the Audit Committee held four meetings, the Compensation Committee held five meetings, and the Nominating/Governance Committee held three meetings. Each director attended at least [75%] of the combined total of meetings of the Board of Directors and of each committee of which he/she was a member. There were five executive sessions of the Board of Directors excluding management.

        The Audit Committee is comprised of Directors Hornyak (Chair), Hart, Niedt and Van Noy, each of whom is independent in the judgment of the Board of Directors. The Committee is responsible for the appointment, compensation, oversight and termination of Mercer's independent auditors. The Committee is required to pre-approve audit and certain non-audit services performed by the independent auditors. The Committee also assists the Board in providing oversight over the integrity of Mercer's financial statements, Mercer's compliance with applicable legal and regulatory requirements and the performance of Mercer's internal audit function. The Committee also is responsible for, among other things, reporting to Mercer's Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in Mercer's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Importantly, from a corporate governance perspective, the Audit Committee regularly evaluates the independent auditors' independence from Mercer and Mercer's management, including approving consulting and other legally permitted, non-audit services provided by Mercer's auditors and the potential impact of the services on the auditors' independence. The Committee meets periodically with Mercer's independent auditors outside of the presence of Mercer's management, and possesses the authority to retain professionals to assist it in meeting its responsibilities without consulting with management. The Committee reviews and discusses with management earnings releases, including the use of pro forma information and financial information provided to analysts and rating agencies. The Committee discusses with management and the independent auditors the effect of accounting initiatives and off-balance sheet transactions. The Committee also is responsible for receiving and retaining complaints and concerns relating to accounting and auditing matters.

        The Nominating/Governance Committee is comprised of directors Niedt (chair), Hart, Hornyak and Van Noy, each of whom is independent in the judgment of the board of directors. The Nominating/Governance Committee is responsible for nominating individuals to stand for election as directors at the annual meeting of shareholders, assisting the board in the event of any vacancy on the board by identifying individuals qualified to become board members, recommending to the board qualified individuals to fill such vacancy, recommending to the board, on an annual basis, nominees for each board committee and to make independent recommendation to the board of directors as to the best practices for board governance and evaluation of board performance. The Committee has the responsibility to develop and recommend criteria for the selection of director nominees to the board, including, but not limited to diversity, age, skills, experience, and time availability (including consideration of the number of other boards on which the proposed director sits) in the context of the needs of the board and mercer and such other criteria as the committee determines to be relevant at the time. The Committee has the power to apply this criteria in connection with the identification of individuals to be board members, as well as to apply the standards for independence imposed by mercer's listing agreement with nasdaq and all applicable federal laws in connection with such identification process. The Nominating/Governance Committee will consider nominees recommended by shareholders and, in considering such candidates, the Committee will apply the same criteria it applies in connection with Committee-recommended candidates. Shareholders may nominate persons for election as directors in accordance with the procedures set forth in section 2.03 of mercer's bylaws. Notification of such nomination, containing the required information, must be mailed or delivered to the secretary of mercer not less than 90 days prior to the annual meeting.

        The Compensation Committee is comprised of Directors Hart (Chair), Hornyak, Niedt and Van Noy, each of whom is independent in the judgment of the Board of Directors. All of our employees are employed directly by BICUS Services Corporation ("BICUS"), a wholly owned subsidiary of Mercer Insurance that provides management services to Mercer and all of its affiliates. The Compensation Committee is responsible for reviewing and making recommendations regarding the compensation and benefits of employees, and granting stock options and restricted stock awards to employees, management and directors under Mercer's proposed 2004 Stock Incentive Plan.

Compensation of Directors

        Executive officers of Mercer who are directors or members of committees of the Mercer Board of Directors or its subsidiaries receive no compensation for their service. Independent directors of Mercer receive a monthly retainer of $1,900 and a monthly meeting fee of $500. Non-employee members of Committees of the Board receive $450 per meeting in person and $150 per tele-conference meeting. The Chairman of the Board receives an additional $1,600 per month and the Vice Chairman of the Board receives an additional $1,200 per month. Directors may elect to defer payment of such fees until a later date pursuant to the terms of Mercer's Executive Nonqualified "Excess" Plan. Earnings on these deferred amounts are tax-free to the Director until received.

        Mercer does maintain a Benefit Agreement pursuant to which it provides a pension to all directors upon their retirement from the Board. The pension is in the form of a lifetime monthly payment equal to the director's monthly Mercer retainer fee in effect on the director's retirement date. If a participating director dies prior to receiving 120 monthly payments under this plan, the director's beneficiaries are entitled to receive these payments until the total number of payments received by the director and the director's beneficiaries equals 120.

Executive Compensation
Compensation Committee Report on Executive Compensation

        The following is a report by the Compensation Committee of the Board of Directors of Mercer. The objectives of the report are to provide shareholders with a clear explanation of the overall executive compensation philosophy, strategies, and specific executive compensation plans, and to meet all proxy disclosure rules relating to executive compensation established by regulatory bodies.

Compensation Committee

        The Compensation Committee is comprised of four (4) non-employee, independent directors appointed from the Board of Directors of Mercer. The Compensation Committee held five (5) meetings in 2003. The Compensation Committee is of the opinion that the Company's objective should be to provide incentives to encourage all the Company's Executive Officers and other employees to perform at the highest level. Because the Conversion of Mercer Mutual Insurance Company was not completed until December 15, 2003, the Compensation Committee had the unique experience of fulfilling its duty to both the members of a mutual insurance company and ultimately the shareholders of the Company. In fulfilling these duties, the Compensation Committee sought to achieve and maintain equity with respect to balancing the interests of the members of a mutual company, the shareholders of the Company and the executive officers, while supporting Mercer's need to attract and retain competent executive management.

        During 2003, the Compensation Committee administered executive compensation with the following factors under consideration:

  •
  Support the acquisition and retention of competent executives

  •
  Deliver the total executive compensation package in a cost-effective manner

  •
  Reinforce key business objectives

  •
  Provide competitive compensation opportunities for competitive results

  •
  Emphasize the enhancement of shareholder value

  •
  Comply with applicable regulations

        The Compensation Committee collects and analyzes comparative executive compensation information from relevant peers in establishing appropriate compensation levels. Additionally, from time to time, the Compensation Committee reviews other human resource issues, including qualified and non-qualified benefits and management performance appraisals. The components of executive compensation are designed to encourage decisions and actions that have a positive impact on the overall performance of Mercer. For that reason, these components are focused on executive officers who have the greatest opportunity to influence the achievement of strategic corporate objectives. The major components of the executive pay are summarized below:

  •
  A market-competitive executive base salary,

  •
  Base benefits that are generally available to all employees, and

  •
  Cash bonus based on the profitability of the Company.

        The Chief Executive Officer ("CEO") is evaluated by the Compensation Committee each year. The CEO is evaluated on the overall performance of the Company and all of its subsidiaries. The Compensation Committee evaluates the CEO on a broad range of factors relative to the Company's financial strength and performance. This includes comparing the Company's performance to other companies engaged in insurance and financial services. All of these factors are given relatively equal weight by the Compensation Committee in evaluating the CEO's compensation.

        The Compensation Committee first seeks to set the CEO's compensation in light of the standards mentioned above as well as the performance of the Company in relation to expectations of the Board. The compensation of other executives is set in reference to the compensation of the CEO and competitive pay practices in the industry. The Compensation Committee evaluates the performance of the management team annually in relation to opportunities presented to them, challenges addressed by them and the results achieved. This process is partially subjective and is not intended to, and cannot be expected to, result in changes in executive compensation which are in direct proportion to increases or decreases in the Company's net income, return on equity or any other single quantitative measure or a predetermined combination of quantitative measures during the year.

                      /s/ William C. Hart
                      /s/ George T. Hornyak, Jr.
                      /s/ Richard U. Niedt
                      /s/ Richard G. Van Noy

IMPACT OF OMNIBUS BUDGET RECONCILIATION ACT OF 1993

        The Omnibus Budget Reconciliation Act of 1993 (OBRA) Section 162(m) prohibits a publicly owned company from taking a compensation tax deduction for annual compensation in excess of $1,000,000 for any of the Named Officers. However, to the extent that it is performance-based and certain guidelines are met, compensation in excess of $1,000,000 is exempt from this limitation.

        The Compensation Committee does not believe that the deduction limit imposed by OBRA will affect compensation deductibility given the compensation opportunities of the Named Officers under the Mercer existing executive compensation programs. The Compensation Committee notes that none of the Named Officers received annual compensation in excess of $1,000,000. The Compensation Committee will continue to evaluate the potential impact of Section 162(m) and take such actions as it deems appropriate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee of our board of directors are currently Messrs. Hart, Hornyak, Niedt and Van Noy. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Compensation Paid to Executive Officers

        The following table sets forth information regarding the compensation of Mercer's President and Chief Executive Officer, and each other executive officer whose total salary and bonus for the year ended December 31, 2003, exceeded $100,000. This compensation information is for each of the fiscal years ended December 31, 2003, 2002 and 2001. All compensation paid to these executive officers from January 1, 2001 to September 30, 2002 was paid by Mercer Insurance, and all compensation paid from October 1, 2002 to December 31, 2003 was paid by BICUS. No other executive officer of Mercer or any of its affiliates received compensation in excess of $100,000 for the fiscal year ended December 31, 2003.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary(1)(2)		($) Bonus($)(1)	Other Annual Compensation($)	Restricted Stock Awards ($)	Securities Underlying Options(#)	All Other Compensation ($)(3)
Andrew R. Speaker President and Chief Executive Officer	2003 2002 2001	254,135 221,605 198,307		25,985 106,790 129,917	— — —	— — —	— — —	35,180 25,581 18,432
H. Thomas Davis, Jr. Senior Vice President	2003 2002 2001	107,693 86,442 38,172	(4)	7,500 32,500 35,000	— — —	— — —	— — —	10,664 5,257 595
Paul D. Ehrhardt Senior Vice President and Corporate Secretary	2003 2002 2001	198,557 173,906 145,096		15,000 63,500 78,000	— — —	— — —	— — —	23,816 19,193 16,195
John G. Danka Vice President	2003 2002 2001	107,019 103,514 98,077		3,000 25,000 40,000	— — —	— — —	— — —	11,938 11,955 11,672
Gordon A. Coleman	2003 2002 2001	105,673 100,577 92,632		3,000 25,000 35,000	— — —	— — —	— — —	10,664 10,891 10,375

(1)
Includes amounts deferred by the executive pursuant to Mercer Insurance's Retirement Savings Plan and Mercer Insurance's Executive Nonqualified "Excess" Plan. Under the Retirement Savings Plan, employees who elect to participate may elect to have up to 20% of their earnings contributed to the Retirement Savings Plan's related trust under its 401(k) feature. Any employee who has completed one year of service, is at least 21 years of age and has worked 1,000 hours in a plan year is eligible to participate in the Retirement Savings Plan. Under the Executive Nonqualified "Excess" Plan (available to officers and directors only), a participant can elect to defer any portion of his or her compensation and cause such amount to be contributed to that plan's related trust.

(2)
Mercer Insurance and BICUS provided other benefits to the executive officers in connection with their employment. The value of these personal benefits, which is not directly related to job performance, is not included in the table above because the value of the benefits does not exceed the lesser of $50,000 or 10% of the salary and bonus paid to any executive officer.

(3)
Includes amounts contributed by Mercer Insurance and BICUS under the Retirement Savings Plan for the benefit of the executive officer. Mercer Insurance contributed and BICUS contributes annually 2% of an employee's salary. In addition, BICUS will make a matching contribution equal to 66.7% of the employee's salary reduction up to a maximum of 2% of the employee's salary. Also includes voluntary contributions, if any, by Mercer Insurance or BICUS for the executive in conjunction with the Executive Nonqualified "Excess" Plan.

(4)
Mr. Davis commenced his employment on June 1, 2001.

Employment Agreements

        Andrew R. Speaker, H. Thomas Davis, Jr., Paul D. Ehrhardt and John G. Danka are each parties to employment agreements with BICUS and Mercer Insurance. The employment agreements with Messrs. Speaker, Davis and Ehrhardt each have an initial three-year term. The employment agreement with John G. Danka has an initial one-year term. After the expiration of each year of the term, they provide for a one-year extension, upon review by the Board of Directors, so as to maintain either a three-year or one-year term, unless the Company or the executive gives prior written notice of nonrenewal.

        Under their respective employment agreements, as currently in effect, Messrs. Speaker, Davis, Ehrhardt and Danka are entitled to receive a base salary of not less than $270,000, $115,000, $230,000 and $108,000, respectively. In addition, under their employment agreements Messrs. Speaker, Davis, Ehrhardt and Danka are each entitled to participate in any incentive compensation and employee benefit plans that the Company or its affiliates maintain.

        Under each of the employment agreements, in the event the executive's employment is terminated for cause, as defined in the employment agreement, the executive will be entitled to receive his accrued but unpaid base salary and an amount for all accumulated but unused vacation time earned through the date of his termination.

        In the event the executive's employment is terminated without disability or cause, the executive will be entitled to receive an annual amount equal to the greater of (i) his highest base salary received during one of the two years immediately preceding the year in which he is terminated, or (ii) his base salary in effect immediately prior to his termination, for the remainder of the term of his employment agreement. In addition, during the remaining term of his employment agreement, the executive annually will be entitled to (i) an amount equal to the higher of the aggregate bonuses paid to him in one of the two years immediately preceding the year in which he is terminated, and (ii) an amount equal to the sum of the highest annual contribution made on his behalf (other than his own salary reduction contributions) to any tax qualified and non-qualified defined contribution plans (as such term is defined in Section 3(35) of the Employee Retirement Income Security Act of 1974 ("ERISA")) in the year in which he is terminated or in one of the two years immediately preceding such year. The executive also will be entitled to certain retirement, health and welfare benefits.

        In the event the executive terminates his employment for good reason, as defined in the employment agreement, the executive will be entitled to receive the same amounts and benefits he would receive if terminated without cause. In the event the executive terminates his employment without good reason, the executive will be entitled to receive his accrued but unpaid base salary until the date of termination and an amount for all accumulated but unused vacation time through the date of the termination of his employment. In the event of the executive's death or disability during the term of his employment, the executive and his eligible dependents or his spouse and her eligible dependents, as the case may be, will be entitled to receive certain cash amounts and certain health and welfare benefits. In the event that the executive is required to pay any excise tax imposed under Section 4999 of the Internal Revenue Code (or any similar tax imposed under federal, state or local law) as a result of any compensation and benefits received under the employment agreement in connection with a change in control, the executive will be paid an additional amount such that the net amount retained by him, after the payment of such excise taxes (and any additional income tax resulting from such payment), equals the amount he would have received but for the imposition of such taxes. The employment agreements further provide that in the event the executive's employment is terminated for cause or he voluntarily terminates his employment prior to a change in control, as defined in the employment agreement, the executive may not, for a period of 12 months after the date of termination, without the prior written consent of the Company's Board of Directors, endeavor to entice away from the Company or any of its affiliates or otherwise interfere with, any person who is, or was within the most recent 12 month period, a customer, agent or supplier of the Company. In addition, during the executive's employment and for a period of 12 months following the termination of his employment, except following a change in control, the executive may not solicit, endeavor to entice away from Mercer or its subsidiaries or affiliates, or otherwise interfere with the relationship of Mercer or its subsidiaries or affiliates with any person who is, or was within the then most recent 12-month period, an employee or associate of Mercer or any of its subsidiaries or affiliates.

MATTER NO. 2
APPROVAL OF 2003 MERCER INSURANCE GROUP, INC.
STOCK INCENTIVE PLAN

Description of the 2003 Stock Incentive Plan

        Shareholders are being asked to approve the Mercer Insurance Group, Inc. 2004 Stock Incentive Plan (the "2004 Plan"), which will provide stock compensation to Mercer employees and non-employee directors, based on Mercer's performance and other factors. The following summary of major features of the 2004 Plan is subject to the specific provisions in the full text of the 2004 Plan set forth as Exhibit "A" to this Proxy Statement.

        Mercer management believes strongly that in order for it to be successful, Mercer requires a performance-oriented culture, and Mercer will create greater shareholder value if stock ownership levels are provided at all levels of Mercer. Therefore, the approval of the proposed 2004 Plan is vital to Mercer's ability to achieve its future goals.

Purpose of 2004 Plan

        The 2004 Plan will permit Mercer, under the supervision of the Compensation Committee, to make stock option and restricted stock awards to employees and non-employee directors. The purpose of these stock awards is to attract and retain superior people, further align employees and non-employee directors with shareholder interests, closely link employee and non-employee compensation with Mercer's performance, and maintain high levels of employee and non-employee director stock ownership. If adopted, the 2004 Plan also will become an essential component of the total compensation package offered to key employees and will reflect the importance placed on motivating and rewarding superior results with long-term incentives.

Key Terms

        The 2004 Plan is designed to reflect prevailing corporate governance and executive and director compensation best practices. The following is a summary of its key provisions:

Plan Effective Date:	June 16, 2004
Term of Plan:	Ten years (expires June 16, 2014)
Eligible Participants:	All employees and non-employee directors of Mercer
Shares Authorized:	876,555 shares, subject to annual automatic increase by a number of shares equal to 1% of Mercer's total outstanding shares at the end of each year
Shares Initially Authorized as a Percent of Outstanding Common Stock:	Approximately 14 percent
Award Types:	• Incentive stock options with a term no longer than 10 years;
• Nonqualified stock options with a term no longer than 10 years and one month; and
• Restricted stock
Incentive Stock Options Authorized:	No more than 500,000 shares may be granted as incentive stock options

Restricted Stock Authorized:	No more than 250,000 shares may be awarded as restricted stock (subject to annual increase)
Non-employee Director Limitation:	No more than 350,000 options and restricted stock may be awarded shares to non-employee directors.
Vesting:	Determined by Compensation Committee
Performance Criteria:	Determined by Compensation Committee
Not Permitted to Amend Plan to:	•	Increase number of shares authorized under Plan;
	•	Grant stock options at a price below fair market value;
	•	Authorize repricing of stock options;
	•	Permit the reload of exercised stock options; or
	•	Change per person share limits

Eligibility

        Only employees of Mercer and its subsidiaries and affiliates and non-employee directors of Mercer are eligible to receive awards under the 2004 Plan. The Compensation Committee will determine which employees and directors will be eligible to receive awards under the 2004 Plan. Incentive stock options may be granted only to employees of Mercer and its subsidiaries and affiliates.

Awards

        Subject to certain limits set forth in the 2004 Plan, the Compensation Committee has the discretionary authority to determine the size of an award and any vesting or performance-based requirements. As of the date of this proxy statement, the Compensation Committee has not made any awards under the 2004 Plan. The Compensation Committee expects the size of the awards made under the 2004 Plan (both stock options and restricted stock) will be directly related to Mercer's past and future performance.

        Awards under the 2004 Plan may be in the form of incentive stock options, nonqualified stock options, or restricted stock, in the discretion of the Compensation Committee. Subject to certain exceptions as set forth below, awards under the 2004 Plan will never become 100% vested until after the participant has completed at least one year of employment or service. The Compensation Committee, at the time of award, may provide for a later date or dates in which an award will become 100% vested, including a date that may be tied to the satisfaction of one or more performance goals.

Adjustments

        In the event of a stock dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or exchange of Mercer Common Stock, or similar event affecting Mercer Common Stock, the number and kind of shares granted under the 2004 Plan, the number and kind of shares subject to outstanding stock options and restricted stock awards, and the exercise price of outstanding stock options will be automatically adjusted.

Exercise of Stock Options

        The exercise price of stock options granted under the 2004 Plan may not be less than the fair market value of Mercer Common Stock on the date of grant and the option term may not be longer than 10 years in the case of an incentive stock option and 10 years and one month in the case of a nonqualified stock option. The Compensation Committee will determine at the time of grant when each stock option becomes exercisable. Payment of the exercise price of a stock option may be in cash, Mercer Common Stock owned by the participant, or by a combination of cash and Mercer Common Stock. Mercer will require, prior to issuing Mercer Common Stock under the Plan, that the participant who is an employee remit an amount in cash or Mercer Common Stock sufficient to satisfy any tax withholding requirements.

Vesting of Restricted Stock

        Awards of restricted stock lose their restrictions (i.e. the restrictions lapse) at the conclusion of a specified period of continuous employment or service with Mercer and/or achievement of performance goals.

Transferability

        Stock options granted under the 2004 Plan are transferable only as provided by the rules of the Compensation Committee, by the participant's last will and testament, and by the applicable laws of descent and distribution. Restricted stock may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the applicable restrictions lapse.

Change in Control

        Stock options and restricted stock awarded under the 2004 Plan will become exercisable and fully vested upon the occurrence of a "change in control" (as defined in the 2004 Plan).

Termination, Death, and Retirement

        Subject to certain exceptions, the ability to exercise vested nonqualified stock options will expire one year after the termination of a participant's employment with Mercer or a subsidiary or affiliate or service as a non-employee director of Mercer. The ability to exercise vested incentive stock options will expire three months after termination of a participant's employment or service (one year, in the case of death or disability). The Compensation Committee may accelerate or waive any service requirement upon the death or disability of an option holder. The Compensation Committee cannot accelerate or waive performance goals unless a change in control occurs as described more fully in the 2004 Plan. Options are forfeited if a participant is terminated "for cause" (as defined in the 2004 Plan) or voluntarily terminates employment with Mercer.

        Restricted stock awards are generally subject to the same provisions with respect to the acceleration of vesting and performance goals as described above.

Administration of the 2004 Plan

        The 2004 Plan will be administered by the Compensation Committee. The Compensation Committee will select the Mercer employees and non-employee directors who will receive awards, determine the number of shares covered thereby, and establish the terms, conditions, and other provisions of the grants. The Compensation Committee may interpret the 2004 Plan and establish, amend, and rescind any rules relating to the 2004 Plan.

Amendments

        Subject to approval of the Board of Directors where required, the Compensation Committee may terminate, amend, or suspend the 2004 Plan, but no action may be taken by the Compensation Committee or the Board of Directors (except those described earlier in the Section entitled "Adjustments") without the approval of the shareholders to:

  •
  materially increase the number of shares that may be issued under the Plan;

  •
  permit granting of stock options at less than fair market value;

  •
  permit the repricing of outstanding stock options;

  •
  permit the reload of exercised stock options; or

  •
  amend the maximum shares set forth that may be granted as stock options to any employee.

Tax Consequences

        Stock option grants under the 2004 Plan can be either incentive stock options, which qualify for favorable tax treatment, and nonqualified stock options, which do not so qualify. There are generally no federal income tax consequences to a participant or to Mercer upon the grant or exercise of an incentive stock option except the exercise of an incentive stock option may increase a participant's alternative minimum tax liability, if any. If a participant holds shares acquired through exercise of an incentive stock option for two years from the date on which the option is granted and for more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on the disposition of such shares will be long-term capital gain or loss. Generally, if a participant disposes of such shares before the expiration of either of these holding periods (a "Disqualifying Disposition"), then at the time of disposition, the participant will realize taxable ordinary income equal to the lesser of: (i) the excess of the shares' fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the Disqualifying Disposition will be a capital gain or loss, which will be long-term or short-term, depending upon whether the participant held the shares for more or less than one year.

        There are no tax consequences to the participant or to Mercer by reason of the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the shares' fair market value on the exercise date over the exercise price. For participants who are employees of Mercer, Mercer is required to withhold, from regular wages, an amount based on the ordinary income recognized by the participant. Subject to the provisions of Code Section 162(m) with respect to grants to employees and satisfaction of tax reporting requirements, Mercer will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by a participant. Upon subsequent disposition of the shares acquired upon exercise of a nonqualified stock option, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the nonqualified stock option. Such gain or loss will be long-term or short-term, depending on whether the participant held the shares for more or less than one year.

        Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. Compensation attributable to options when combined with all other types of compensation received by a covered employee from Mercer, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury

Regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by the Compensation Committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the shares on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as specified in writing by the Compensation Committee) of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and the option is approved by shareholders. It is Mercer's intention, generally, to have awards under the 2004 Plan to executive officers constitute "performance-based compensation" in accordance with the provisions of Code Section 162(m).

        Restricted stock awards are taxed under Code Section 83. Generally, no tax is due when the award is initially made, but an award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Income tax is paid on the value of the stock at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold. Mercer is required to withhold applicable taxes when an award to a participant who is an employee of Mercer becomes vested. Mercer will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the Participant.

Other Information

        For a discussion of the Company's executive compensation policy, refer to the Report of the Compensation Committee on page    .

        If the 2004 Plan is approved by the shareholders, Mercer anticipates that the shares subject to the Plan will be registered with the Securities and Exchange Commission and with any applicable state securities commission where registration is required. The cost of such registration will be borne by Mercer.

        As provided above, only employees of Mercer or its subsidiaries and affiliates and non-employee directors of Mercer will be eligible to receive stock options or restricted stock under the 2004 Plan. This includes the executive officers listed in the Summary Compensation Table including under the section entitled "Compensation Paid to Executive Officers" in this proxy statement.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors of Mercer is comprised of four independent Directors. The members of the Audit Committee are Directors Hornyak (Chair), Hart, Niedt and Van Noy. The Audit Committee operates under a written charter adopted by the Board of Directors on May 7, 2003, attached hereto as Exhibit "B." The Board of Directors has designated Mr. George T. Hornyak as "audit committee financial expert" of the Audit Committee.

        The Audit Committee has reviewed the audited financial statements of Mercer for the fiscal year ended December 31, 2003, and discussed them with management and Mercer's independent accountants, KPMG LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the U.S. Statement of Auditing Standards No. 61.

        The Audit Committee has received from the independent accountants the written disclosures and letter required by the U.S. Independence Standards Board Standard No. 1, and the Audit Committee has discussed the accountants' independence from Mercer and management with the accountants. Furthermore, the Audit Committee has considered whether the fees paid by Mercer to KPMG and described below are compatible with maintaining KPMG's independence from Mercer. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that Mercer's audited financial statements for the fiscal year ended December 31, 2003, be included in Mercer's Annual Report for that fiscal year.

INDEPENDENT PUBLIC ACCOUNTANTS

        KPMG LLP has audited Mercer's financial statements for the fiscal year ended December 31, 2003, and the report on such financial statements appears in the Annual Report to Shareholders. KPMG LLP has been selected by the Mercer Board of Directors to perform an examination of the consolidated financial statements of Mercer for the year ending December 31, 2004.

        Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees of Independent Auditors

        The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2003, and December 31, 2002, by KPMG.

December 31, 2003
Audit Fees	$140,000
Audit-Related Fees	$408,000
Tax Fee	$18,300
All other fees	$24,000
December 31, 2002
Audit Fees	$72,000
Audit-Related Fees	0
Tax Fees	$4,700
All other fees	$23,000

        Audit fees included the audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements, statutory and regulatory audits, consents and other services related to Securities and Exchange Commission ("SEC") matters.

(A)
Audit-Related fees include activities associated with registration of securities with the SEC.

(B)
All other fees include services provided in connection with statutory actuarial review.

        Tax fees included tax compliance services rendered in connection with federal, state and local income tax returns, transaction planning advice, and assistance with tax audits.

        The Audit Committee may, from time to time, grant pre-approval to those permissible non-audit services classified as "all other services" that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee has not currently pre-approved any such services.

        A list of the SEC's prohibited non-audit services is attached to the pre-approval policy. The SEC's rule and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

        The pre-approval fee levels for all services to be provided by KPMG will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by Independent Auditors

        The Audit Committee pre-approves all audit and legally permissible non-audit services provided by the independent auditors in accordance with the pre-approval policies and procedures adopted by the

Audit Committee at its May 7, 2003 meeting. These services may include audit services, audit-related services, tax services and other services. Under the policy, pre-approved services include pre-approval of non-prohibited services for a limited dollar amount. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member must report any decisions to the Audit Committee at the next scheduled meeting. All services performed by KPMG in 2003 were pre-approved in accordance with the pre-approval policy.

Corporate Governance Documents

        A copy of the Company's Corporate Governance Guideline, the Company's Code of Conduct and Ethics, the Company's Code of Ethics for Executive Officers and the charters of the Company's Audit Committee, Compensation Committee, and Nominating/Governance Committee are available on the Company's website under Investor Relations at www.mercerins.com and any shareholder may obtain a printed copy of these documents by writing to Investor Relations, Mercer Insurance Group, Inc., P.O. Box 278, Pennington, New Jersey 08534, by e-mail at mercerins.com or by calling Investor Relations at (800) 233-0534.

FINANCIAL INFORMATION

        Requests for printed financial material for Mercer or any of its subsidiaries—annual reports and Form 10-K should be directed to Mercer Insurance Group, Inc., P.O. Box 278, Pennington, New Jersey 08534, telephone (800) 233-0534.

OTHER MATTERS

        The Board of Directors knows of no other matters to be presented at the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, or any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.

COMPLAINTS AND CONCERNS

        Shareholders and other interested parties who desire to communicate directly with the Company's independent, non-management directors should submit communications in writing addressed to Audit Committee Chair, Mercer Insurance Group, Inc., P.O. Box 278, Pennington, New Jersey 08534.

        Shareholders, employees and other interested parties who desire to express a concern relating to accounting or auditing matters should communicate directly with the Company's Audit Committee in writing addressed to Audit Committee Chair, Mercer Insurance Group, Inc., P.O. Box 278, Pennington, New Jersey 08534.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Any shareholder desiring to present a proposal to be considered at the 2005 Annual Meeting of Shareholders should submit the proposal in writing to: Chairman, Mercer Insurance Group, Inc., Executive Offices, P.O. Box 278, Pennington, New Jersey 08534 no later than                                     .

By Order of the Board of Directors
/s/ PAUL D. EHRHARDT Corporate Secretary

May     , 2004

PROXY

MERCER INSURANCE GROUP, INC.

ANNUAL MEETING OF SHAREHOLDERS

        The undersigned shareholder(s) of MERCER INSURANCE GROUP, INC., Pennington, New Jersey, do(es) hereby appoint H. Thomas Davis, Jr. and William C. Hart, or either one of them my (our) attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of Mercer standing in my (our) name(s) on its books on April 28, 2004, at the Annual Meeting of its shareholders to be held at the Bucks County Center, LaSalle University—Bucks Campus, 33 University Drive, Newtown, Pennsylvania, on Wednesday, June 16, 2004, at 10:30 a.m., or any adjournment(s) thereof, as follows on the reverse side

CONTINUE AND SIGN ON REVERSE SIDE
YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

☒
Please mark votes as in this example.

IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED SHALL BE VOTED IN FAVOR OF ITEM 1 AND ITEM 2.

1.
Election of Class I Directors for Terms Expiring 2007.

  Nominees: (01) Andrew R. Speaker
                    (02) George T. Hornyak
                    (03) Samuel J. Malizia

☐    FOR                        ☐    WITHHELD ☐

For
all nominees except as written on the line above

2.
Approval and adoption of the Mercer Insurance Group, Inc. 2004 Stock Incentive Plan

☐    FOR                        ☐    AGAINST                         ☐    ABSTAIN

3.
In their discretion, vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

☐
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.

        This will ratify and confirm all that the attorney(s) may do or cause to be done by virtue hereof. The attorney(s) is (are) authorized to exercise all the power that I (we) would possess if present personally at the meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me (us) heretofore given for any meeting of shareholders of Mercer.

        Receipt is acknowledged of the Notice and Proxy Statement for said meeting, each dated May     , 2004.

        Please sign and return promptly in enclosed addressed envelope.

        Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, etc., you should indicate your full title. If stock is in joint name(s), each joint owner should sign.

Signature:
Date:
Signature:
Date:

EXHIBIT A

MERCER INSURANCE GROUP, INC.
2004 STOCK INCENTIVE PLAN
Effective June 16, 2004

MERGER INSURANCE GROUP, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE 1.
PURPOSE OF THE PLAN; TYPES OF AWARDS

        1.1    Purpose.    The Mercer Insurance Group, Inc. 2004 Stock Incentive Plan is intended to provide selected employees and non-employee directors of Mercer Insurance Group and its Subsidiaries with an opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation attract, retain and motivate employees and non-employee directors to make substantial contributions to the success of the Corporation's business and the businesses of its Subsidiaries. Awards will be granted under the Plan based, among other things, on a participant's level of responsibility and performance.

        1.2    Authorized Plan Awards.    Incentive Stock Options, Nonqualified Stock Options, and Restricted Stock may be awarded within the limitations of the Plan herein described.

ARTICLE 2.
DEFINITIONS

        2.1    "Agreement."    A written or electronic agreement between the Corporation and a Participant evidencing the grant of an Award. A Participant may be issued one or more Agreements from time to time, reflecting one or more Awards.

        2.2    "Award."    The grant of a Stock Option or Restricted Stock.

        2.3    "Board."    The Board of Directors of the Corporation.

        2.4    "Change in Control."    Except as otherwise provided in an Agreement, the first to occur of any of the following events:

          (a)   any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), except for any of the Corporation's employee benefit plans, or any entity holding the Corporation's voting securities for, or pursuant to, the terms of any such plan (or any trust forming a part thereof) (the "Benefit Plan(s)"), is or becomes the beneficial owner, directly or indirectly, of the Corporation's securities representing 19.9% or more of the combined voting power of the Corporation's then outstanding securities other than pursuant to a transaction excepted in Clause (d);

          (b)   there occurs a contested proxy solicitation of the Corporation's shareholders that results in the contesting party obtaining the ability to vote securities representing 19.9% or more of the combined voting power of the Corporation's then outstanding securities;

          (c)   a binding written agreement is executed providing for a sale, exchange, transfer or other disposition of all or substantially all of the assets of the Corporation to another entity, except to an entity controlled directly or indirectly by the Corporation;

          (d)   the shareholders of the Corporation approve a merger, consolidation, or other reorganization of the Corporation, unless:

            (i)    under the terms of the agreement providing for such merger, consolidation or reorganization, the shareholders of the Corporation immediately before such merger, consolidation or reorganization, will own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 51% of the combined voting power of the outstanding voting securities of the Corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation or reorganization;

1

            (ii)   under the terms of the agreement providing for such merger, consolidation or reorganization, the individuals who were members of the Board immediately prior to the execution of such agreement will constitute at least 51% of the members of the board of directors of the Surviving Corporation after such merger, consolidation or reorganization; and

            (iii)  based on the terms of the agreement providing for such merger, consolidation or reorganization, no Person (other than (A) the Corporation or any Subsidiary of the Corporation, (B) any Benefit Plan, (C) the Surviving Corporation or any Subsidiary of the Surviving Corporation, or (D) any Person who, immediately prior to such merger, consolidation or reorganization had beneficial ownership of 19.9% or more of the then outstanding voting securities) will have beneficial ownership of 19.9% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

          (e)   a plan of liquidation or dissolution of the Corporation, other than pursuant to bankruptcy or insolvency laws, is adopted; or

          (f)    during any period of two consecutive years, individuals, who at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

        Notwithstanding Clause (a), a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of the Corporation's securities representing 19.9% or more of the combined voting power of the Corporation's then outstanding securities solely as a result of an acquisition by the Corporation of its voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 19.9% or more of the combined voting power of the Corporation's then outstanding securities; provided, however, that if a Person becomes a beneficial owner of 19.9% or more of the combined voting power of the Corporation's then outstanding securities by reason of share purchases by the Corporation and shall, after such share purchases by the Corporation, become the beneficial owner, directly or indirectly, of any additional voting securities of the Corporation (other than as a result of a stock split, stock dividend or similar transaction), then a Change in Control of the Corporation shall be deemed to have occurred with respect to such Person under Clause (a). In no event shall a Change in Control of the Corporation be deemed to occur under Clause (a) with respect to Benefit Plans.

        2.5    "Code."    The Internal Revenue Code of 1986, as amended.

        2.6    "Code of Conduct."    The policies and procedures related to employment of employees by the Corporation or a Subsidiary set forth in the Corporation's employee handbook. The Code of Conduct may be amended and updated at any time. The term "Code of Conduct" shall also include any other policy or procedure that may be adopted by the Corporation or a Subsidiary and communicated to Employees and Non-Employee Directors of the Corporation or a Subsidiary.

        2.7    "Committee."    The Compensation Committee of the Board.

        2.8    "Common Stock."    The common stock of the Corporation (no par value) as described in the Corporation's Articles of Incorporation, or such other stock as shall be substituted therefor.

        2.9    "Corporation."    Mercer Insurance Group, Inc., a Pennsylvania corporation.

        2.10    "Employee."    Any common law employee of the Corporation or a Subsidiary. An Employee does not include any individual who: (i) does not receive payment for services directly from the Corporation's or a Subsidiary's payroll; (ii) is employed by an employment agency that is not a Subsidiary; or (iii) who renders services pursuant to a written arrangement that expressly provides that

2

the service provider is not eligible for participation in the Plan, regardless if such person is later determined by the Internal Revenue Service or a court of law to be a common law employee.

        2.11    "Exchange Act."    The Securities Exchange Act of 1934, as amended.

        2.12    "Incentive Stock Option."    A Stock Option intended to satisfy the requirements of Code Section 422(b).

        2.13    "Non-Employee Director."    A member of the Board who is not an Employee.

        2.14    "Nonqualified Stock Option."    A Stock Option which does not satisfy the requirements of Code Section 422(b).

        2.15    "Optionee."    A Participant who is awarded a Stock Option pursuant to the provisions of the Plan.

        2.16    "Participant."    An Employee or Non-Employee Director to whom an Award has been granted and remains outstanding.

        2.17    "Performance Criteria."    Any objective determination based on one or more of the following areas of performance of the Corporation, a Subsidiary, or any division, department or group of either which includes, but is not limited to: (a) earnings, (b) cash flow, (c) revenue, (d) financial ratios, (e) market performance, (f) shareholder return, (g) operating profits (including earnings before interest, taxes, depreciation and amortization), (h) earnings per share, (i) return on assets, (j) return on equity, (k) return on investment, (l) stock price, (m) asset quality, (n) expense reduction, (o) systems conversion, (p) special projects as determined by the Committee, and (q) acquisition integration initiatives. Performance Criteria shall be established by the Committee prior to the issuance of a Performance Grant.

        2.18    "Performance Goal."    One or more goals established by the Committee, with respect to an Award intended to constitute a Performance Grant, that relate to one or more Performance Criteria. A Performance Goal shall relate to such period of time, not less than one year (unless coupled with a vesting schedule of at least one year) or more than five years, as may be specified by the Committee at the time of the awarding of a Performance Grant.

        2.19    "Performance Grant."    An Award, the vesting or receipt without restriction of which, is conditioned on the satisfaction of one or more Performance Goals.

        2.20    "Plan."    The Mercer Insurance Group, Inc. 2004 Stock Incentive Plan.

        2.21    "Restricted Stock."    An award of Common Stock pursuant to the provisions of the Plan, which award is subject to such restrictions and other conditions, including achievement of one or more performance goals, as may be specified by the Committee at the time of such award.

        2.22    "Retirement."    The termination of a Participant's employment following the first day of the month coincident with or next following attainment of age 65, as the term "Normal Retirement Date" is defined in the Mercer Insurance Group, Inc. Employee Stock Ownership Plan, or attainment of age 55 and the completion of five (5) years service as described in the Mercer Insurance Group, Inc. Employee Stock Ownership Plan.

        2.23    "Securities Act."    The Securities Act of 1933, as amended.

        2.24    "Stock Option" or "Option."    A grant of a right to purchase Common Stock pursuant to the provisions of the Plan.

        2.25    "Subsidiary."    A subsidiary corporation, as defined in Code Section 424(f), that is a subsidiary of a relevant corporation.

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        2.26    "Termination or Dismissal For Cause."    Termination of an Employee by the Corporation or a Subsidiary or dismissal of a Non-Employee Director from the Board after:

          (a)   any government regulatory agency recommends or orders in writing that the Corporation or a Subsidiary terminate the employment of such Employee or relieve him or her of his or her duties;

          (b)   such Employee or Non-Employee Director is convicted of or enters a plea of guilty or nolo contendere to a felony, a crime of falsehood, or a crime involving fraud or moral turpitude, or the actual incarceration of the Employee or Non-Employee Director for a period of 45 consecutive days;

          (c)   a determination by the Committee that such Employee willfully failed to follow the lawful instructions of the Board or any officer of the Corporation or a Subsidiary after such Employee's receipt of written notice of such instructions, other than a failure resulting from the Employee's incapacity because of physical or mental illness;

          (d)   a determination by the Committee that the willful or continued failure by such Employee or Non-Employee Director to substantially and satisfactorily perform his duties with the Corporation or a Subsidiary (other than any such failure resulting from the Employee or Non-Employee Director being "disabled" (as defined in the Corporation's group long term disability policy) or as a result of physical or mental illness), within a reasonable period of time after a demand for substantial performance or notice of lack of substantial or satisfactory performance is delivered to the Employee or Non-Employee Director, which demand identifies the manner in which the Employee or Non-Employee Director has not substantially or satisfactorily performed his or her duties; or

          a determination by the Committee that such Employee or Non-Employee Director has failed to conform to the Corporation's Code of Conduct.

        For purposes of the Plan, no act, or failure to act, on a Employee's or Non-Employee Director's part shall be deemed "willful" unless done, or omitted to be done, by such Employee or Non-Employee Director not in good faith and without reasonable belief that such Employee's or Non-Employee Director's action or omission was in the best interest of the Corporation or a Subsidiary.

ARTICLE 3.
ADMINISTRATION

        3.1    The Committee.    The Plan shall be administered by the Compensation Committee of the Board composed of two or more members of the Board, all of whom are (a) "non-employee directors" as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, and (b)"outside directors" within the meaning of Code Section 162(m). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

        3.2    Powers of the Committee.

        (a)   The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by a majority of the disinterested members of the Board. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all Participants and any person claiming under or through a Participant, unless otherwise determined by a majority of the disinterested members of the Board.

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        (b)   Subject to the terms, provisions and conditions of the Plan and subject to review and approval by a majority of the disinterested members of the Board, the Committee shall have exclusive jurisdiction to:

          (i)    determine and select the Employees and Non-Employee Directors to be granted Awards (it being understood that more than one Award may be granted to the same person);

          (ii)   determine the number of shares subject to each Award;

          (iii)  determine the date or dates when the Awards will be granted;

          (iv)  determine the exercise price of shares subject to an Option in accordance with Article 6;

          (v)   determine the date or dates when an Option may be exercised within the term of the Option specified pursuant to Article 7;

          (vi)  determine whether an Option constitutes an Incentive Stock Option or a Nonqualified Stock Option;

          (vii) determine the Performance Criteria and establish Performance Goals with respect thereto, to be applied to an Award; and

          (viii) prescribe the form, which shall be consistent with the Plan document, of the Agreement evidencing any Awards granted under the Plan.

        3.3    Liability.    No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Awards granted under this Plan.

        3.4    Establishment and Certification of Performance Goals.    The Committee shall establish, prior to grant, Performance Goals with respect to each Award intended to constitute a Performance Grant. Except as may otherwise be provided in Article 8 hereof, no Option that is intended to constitute a Performance Grant may be exercised until the Performance Goal or Goals applicable thereto is or are satisfied, nor shall any share of Restricted Stock that is intended to constitute a Performance Grant be released to a Participant until the Performance Goal or Goals applicable thereto is or are satisfied.

        3.5    No Waiver of Performance Goals.    Except as may otherwise be provided in Article 8 hereof, the Committee or the Board shall not waive any Performance Goals with respect to the grant of any Award hereunder.

        3.6    Performance Grants Not Mandatory.    Nothing herein shall be construed as requiring that any Award be made a Performance Grant.

ARTICLE 4.
COMMON STOCK SUBJECT TO THE PLAN

        4.1    Common Stock Authorized.

        (a)   The initial total aggregate number of shares of Common Stock for which Options may be granted under the Plan or which may be awarded as Restricted Stock under the Plan shall not exceed 876,555. Notwithstanding the foregoing, the number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January of each calendar year during the term of the Plan, beginning with calendar year 2005, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year. No Incentive Stock Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases. The limitation established by the preceding sentence shall also be subject to adjustment as provided in Article 10.

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        (b)   The maximum aggregate number of shares of Common Stock for which Restricted Stock may be awarded under the Plan shall not exceed 250,000. The limitation established by the preceding sentence shall be subject to adjustment in proportion to any increase in the total number of shares available for issuance under the Plan as provided in Section 4.1(a) above and Article 10.

        (c)   The maximum aggregate number of shares of Common Stock for which Incentive Stock Options may be granted under the Plan shall not exceed 500,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 10.

        (d)   The maximum aggregate number of shares of Common Stock for which Awards may be granted under the Plan to non-employee directors shall not exceed 350,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 10.

        (e)   If any Option is exercised by tendering Common Stock, either actually or by attestation, to the Corporation as full or partial payment in connection with the exercise of such Option under the Plan, or if the tax withholding requirements are satisfied through such tender, only the number of shares of Common Stock issued net of the Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares available for Awards under the Plan.

        4.2    Shares Available.    The Common Stock to be issued under the Plan shall be the Corporation's Common Stock which shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding Award under the Plan for any reason expires, terminates, or is forfeited, the shares of Common Stock allocable to such expiration, termination, or forfeiture may thereafter again be made subject to an Award under the Plan.

ARTICLE 5.
ELIGIBILITY

        5.1    Participation.    Awards shall be granted by the Committee only to persons who are Employees and Non-Employee Directors.

        5.2    Incentive Stock Option Eligibility.    Incentive Stock Option Awards may only be granted to Employees of the Corporation. Notwithstanding any other provision of the Plan to the contrary, an individual who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 6.1 and 7.1 are satisfied. For purposes of this section, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. "Outstanding stock" shall include all stock actually issued and outstanding immediately before the grant of the Option. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

ARTICLE 6.
STOCK OPTIONS IN GENERAL

        6.1    Exercise Price.    The exercise price of an Option to purchase a share of Common Stock shall be, in the case of an Incentive Stock Option, not less than 100% of the fair market value of a share of Common Stock on the date the Option is granted, except that the exercise price shall be not less than 110% of such fair market value in the case of an Incentive Stock Option granted to any individual described in the second sentence of Section 5.2. The exercise price of an Option to purchase a share of Common Stock shall be, in the case of a Nonqualified Stock Option, not less than 100% of the fair

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market value of a share of Common Stock on the date the Option is granted. The exercise price shall be subject to adjustment pursuant to the limited circumstances set forth in Article 10.

        6.2    Limitation on Incentive Stock Options.    The aggregate fair market value (determined as of the date an Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under the Plan and all other plans maintained by the Corporation and Subsidiaries) shall not exceed $100,000.

        6.3    Determination of Fair Market Value.

        (a)   If the Common Stock is not listed on an established stock exchange or exchanges but is listed on NASDAQ, the fair market value per share shall be the closing sale price for the Common Stock on the day an Option is granted. If no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

        (b)   If the Common Stock is not listed on an established stock exchange or on NASDAQ, fair market value per share shall be the mean between the closing dealer "bid" and "asked" prices for the Common Stock for the day an Option is granted, and if no "bid" and "asked" prices are quoted for the day an Option is granted, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

        (c)   If the Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the closing price of Common Stock on such stock exchange or exchanges on the day an Option is granted. If no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

        (d)   In the event that the Common Stock is not traded on an established stock exchange or on NASDAQ, and no closing dealer "bid" and "asked" prices are available on the day an Option is granted, then fair market value will be the price established by the Committee in good faith.

        (e)   In connection with determining the fair market value of a share of Common Stock on any relevant day, the Committee may use any source deemed reliable; and its determination shall be final and binding on all affected persons, absent clear error.

        6.4    Limitation on Option Awards.    Awards under this Plan (and any other plan of the Corporation or a Subsidiary providing for stock option awards) to an Employee described in Code Section 162(m)(3) shall not exceed, in the aggregate, Options to acquire 50,000 shares of Common Stock during any period of 12 consecutive months. Such limitation shall be subject to adjustment in the manner described in Article 10.

                 Transferability of Options.

        (a)   Except as provided in Subsection (b), an Option granted hereunder shall not be transferable other than by will or the laws of descent and distribution, and such Option shall be exercisable, during the Optionee's lifetime, only by him or her.

        (b)   An Optionee may, with the prior approval of the Committee, transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Optionee's "immediate family" (including a trust, partnership or limited liability company for the benefit of one or more of such members), subject to such limits as the Committee may impose, and the transferee shall remain subject to all terms and conditions applicable to the Option prior to its transfer. The term "immediate family" shall mean an Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Optionee).

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ARTICLE 7.
TERM, VESTING AND EXERCISE OF OPTIONS

        7.1    Term and Vesting.    Each Option granted under the Plan shall terminate on the date determined by the Committee, and specified in the Agreement; provided, however, that (i) each intended Incentive Stock Option granted to an individual described in the second sentence of Section 5.2 shall terminate not later than five years after the date of the grant, (ii) each other intended Incentive Stock Option shall terminate not later than ten years after the date of grant, and (iii) each Option granted under the Plan which is intended to be a Nonqualified Stock Option shall terminate not later than ten years and one month after the date of grant. Each Option granted under the Plan shall be fully exercisable (i.e., become 100% vested) only after the earlier of the date on which (i) the Optionee has completed one year of continuous employment with, or service with respect to, the Corporation or a Subsidiary immediately following the date of the grant of the Option (or such later date as may be specified in an Agreement, including a date that may be tied to the satisfaction of one or more Performance Goals); (ii) unless otherwise provided in an Agreement, a Change in Control occurs; and (iii) unless otherwise provided in an Agreement, the Optionee's death, being "disabled" (as defined in the Corporation's long term disability policy) or Retirement after completing three or more years of service from the date of the grant of the Option. Except as provided in Article 8 an Option may be exercised only during the continuance of the Optionee's employment, with or service with respect to, the Corporation.

        7.2    Exercise.

        (a)   A person electing to exercise an Option shall give notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full exercise price of the shares he or she has elected to purchase. The exercise notice shall be delivered to the Corporation in person, by certified mail, or by such other method (including electronic transmission) and in such form as determined by the Committee. The exercise price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise an Option by tendering to the Corporation shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to the Option (with the fair market value of such stock to be determined in the manner provided in Section 6.3) or by delivering such combination of cash and such shares as the Committee in its sole discretion may approve; further provided, however, that no such manner of exercise shall be permitted if such exercise would violate Section 402 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless it has been held, beneficially and of record, for at least six months (or such longer time as may be required by applicable securities law or accounting principles to avoid adverse consequences to the Corporation or a Participant).

        A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

        (b)   At the request of the Participant and to the extent permitted by applicable law, the Committee may, in its sole discretion, selectively approve arrangements whereby the Participant irrevocably authorizes a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon the exercise of an Option and to remit to the Corporation a sufficient portion of the sales proceeds to pay the entire exercise price and any tax withholding required as a result of such exercise.

                 Deferred Delivery of Nonqualified Stock Option Shares.    The Committee may approve an arrangement whereby an Optionee may elect to defer receipt of Common Stock otherwise issuable to

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him or her upon exercise of a Nonqualified Stock Option. Any such arrangement, if approved at all, shall be subject to such terms and conditions as the Committee, in its sole discretion, may specify, which terms and conditions may (but need not) include provision for the award of additional shares to take into account dividends paid subsequent to exercise of the Option. No exercise of discretion under this section with respect to an event or person shall create an obligation to exercise such discretion in any similar or same circumstance.

ARTICLE 8.
EXERCISE OF OPTIONS FOLLOWING TERMINATION OF EMPLOYMENT OR SERVICE

        8.1    Retirement; Other Termination by Corporation or Subsidiary; Change in Control.    In the event of an Optionee's termination of employment or service as a Non-Employee Director (i) due to Retirement, (ii) by the Corporation or a Subsidiary other than Termination for Cause, or (iii) due to a Change in Control, such Optionee's Option shall lapse at the earlier of the expiration of the term of such Option or:

          (a)   in the case of an Incentive Stock Option, three months from the date of such termination of employment; and

          (b)   in the case of a Nonqualified Stock Option, one year from the date of such termination of employment or service as a Non-Employee Director.

        8.2    Death or Total Disability.    In the event of an Optionee's termination of employment or service as a Non-Employee Director due to death or being "disabled" (as defined in the Corporation's group long term disability policy), such Optionee's Option shall lapse at the earlier of the expiration of the term of such Option or:

          (a)   in the case of an Incentive Stock Option, one year from the date of such termination of employment; and

          (b)   in the case of a Nonqualified Stock Option, one year from the date of such termination of employment or service as a Non-Employee Director.

        8.3    Termination or Dismissal For Cause; Other Termination by Optionee.    In the event of an Optionee's Termination or Dismissal For Cause, or in the event of termination of employment at the election of an Optionee, such Optionee's Option shall lapse upon such termination.

        8.4    Special Termination Provisions for Options.

        (a)   In the event that an Optionee's employment or service as a Non-Employee Director is terminated and the Committee deems it equitable to do so, the Committee may, in its discretion and subject to the approval of a majority of the disinterested members of the Board, waive any continuous service requirement for vesting (but not any Performance Goal or Goals) specified in an Agreement pursuant to Section 7.1 and permit exercise of an Option held by such Optionee prior to the satisfaction of such continuous service requirement. Any such waiver may be made with retroactive effect, provided it is made within 60 days following the Optionee's termination of employment or service as a Non-Employee Director.

        (b)   In the event the Committee waives the continuous service requirement with respect to an Option as set forth in Section 8.4(a) above and the circumstance of an Optionee's termination of employment or service as a Non-Employee Director is described in Section 8.1, the affected Option will lapse as otherwise provided in the relevant section.

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        (c)   In the event the Committee waives the continuous service requirement with respect to an Option as set forth in Section 8.4(a) above, such Option shall lapse at the earlier of the expiration of the term of such Option or:

          (i)    in the case of an Incentive Stock Option, three months from the date of termination of employment; and

          (ii)   in the case of a Nonqualified Stock Option, one year from the date of termination of employment or service as a Non-Employee Director.

ARTICLE 9.
RESTRICTED STOCK

        9.1    In General.    Each Restricted Stock Award shall be subject to such terms and conditions as may be specified in the Agreement issued to a Participant to evidence the grant of such Award. Subject to Section 3.6, a Restricted Stock Award shall be subject to a vesting schedule or Performance Goals, or both.

        9.2    Minimum Vesting Period for Certain Restricted Stock Awards.    Each Restricted Stock Award granted to a Participant shall be fully exercisable (i.e., become 100% vested) only after the earlier of the date on which (i) the Participant has completed one year of continuous employment with, or service with respect to, the Corporation or a Subsidiary immediately following the date that the Restricted Stock was awarded (or such later date as may be specified in an Agreement, including a date that may be tied to the satisfaction of one or more Performance Goals); (ii) unless otherwise provided in an Agreement, a Change in Control occurs; or (iii) unless otherwise provided in an Agreement, the Participant's death, being "disabled" (as defined in the Corporation's group long term disability policy) or Retirement after completing three or more years of service from the date of the Award.

        9.3    Waiver of Vesting Period for Certain Restricted Stock Awards.    In the event that a Participant's employment or service as a Non-Employee Director is terminated and the Committee deems it equitable to do so, the Committee may, in its discretion and subject to the approval of a majority of the disinterested members of the Board, waive any minimum vesting period (but not any Performance Goal or Goals) with respect to a Restricted Stock Award held by such Participant. Any such waiver may be made with retroactive effect, provided it is made within 60 days following such Participant's termination of employment or service as a Non-Employee Director.

        9.4    Limitation on Restricted Stock Awards.    Grants under this Plan (and any other plan of the Corporation or a Subsidiary providing for restricted stock awards) to any Employee described in Code Section 162(m)(3) shall not exceed, in the aggregate, Restricted Stock Awards for 25,000 shares of Common Stock during any period of 12 consecutive months. Such limitation shall be subject to adjustment in the manner described in Article 10.

        9.5    Issuance and Retention of Share Certificates By Corporation.    One or more share certificates shall be issued upon the grant of a Restricted Stock Award; but until such time as the Restricted Stock shall vest or otherwise become distributable by reason of satisfaction of one or more Performance Goals, the Corporation shall retain such share certificates.

        9.6    Stock Powers.    At the time of the grant of a Restricted Stock Award, the Participant to whom the grant is made shall deliver such stock powers, endorsed in blank, as may be requested by the Corporation.

        9.7    Release of Shares.    Within 30 days following the date on which a Participant becomes entitled under an Agreement to receive shares of previously Restricted Stock, the Corporation shall deliver to him or her a certificate evidencing the ownership of such shares, together with an amount of cash

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(without interest) equal to the dividends that have been paid on such shares with respect to record dates occurring on and after the date of the related Award.

        9.8    Forfeiture of Restricted Stock Awards.    In the event of the forfeiture of a Restricted Stock Award, by reason of a Participant's termination of employment or termination of service as a Non-Employee Director prior to vesting, the failure to achieve a Performance Goal or otherwise, the Corporation shall take such steps as may be necessary to cancel the affected shares and return the same to its treasury.

        9.9    Assignment, Transfer, Etc. of Restricted Stock Rights.    The potential rights of a Participant to shares of Restricted Stock may not be assigned, transferred, sold, pledged, hypothecated, or otherwise encumbered or disposed of until such time as unrestricted certificates for such shares are received by him or her.

        9.10    Deferred Delivery of Formerly Restricted Stock.    The Committee may approve an arrangement whereby a Participant may elect to defer receipt of Restricted Stock beyond the date on which a restriction terminates or a Performance Goal is satisfied with respect thereto. Any such arrangement, if approved at all, shall be subject to such terms and conditions as the Committee, in its sole discretion, may specify, including terms covering the accumulation or distribution of dividends previously paid with respect to the subject shares and those that may thereafter be paid.

ARTICLE 10.
ADJUSTMENT PROVISIONS

        10.1    Share Adjustments.

        (a)   In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation, or if the number of such shares of Common Stock shall be changed through the payment of a stock dividend, stock split or reverse stock split, then (i) the shares of Common Stock authorized hereunder to be made the subject of Awards, (ii) the shares of Common Stock then subject to outstanding Awards and the exercise price thereof (where relevant), (iii) the maximum number of Awards that may be granted within a 12-month period and (iv) the nature and terms of the shares of stock or securities subject to Awards hereunder shall be increased, decreased or otherwise changed to such extent and in such manner as may be necessary or appropriate to reflect any of the foregoing events.

        (b)   If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

        (c)   The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

        10.2    Corporate Changes.    A liquidation or dissolution of the Corporation, a merger or consolidation in which the Corporation is not the surviving Corporation or a sale of all or substantially all of the Corporation's assets, shall cause each outstanding Award to terminate, except to the extent that another corporation may and does, in the transaction, assume and continue the Award or substitute its own awards.

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        10.3    Fractional Shares.    Fractional shares resulting from any adjustment in Awards pursuant to this article may be settled as the Committee shall determine.

        10.4    Binding Determination.    To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by a majority of the disinterested members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Award that shall have been so adjusted.

ARTICLE 11.
GENERAL PROVISIONS

        11.1    Effective Date.    The Plan shall become effective upon the approval of the Plan by the shareholders of the Corporation within 12 months of adoption by the Board.

        11.2    Termination of the Plan.    Unless previously terminated by the Board, the Plan shall terminate on, and no Award shall be granted after, the day immediately preceding the tenth anniversary of its adoption by the Board.

        11.3    Limitation on Termination, Amendment or Modification.

        (a)   The Board may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of the shareholders of the Corporation, no amendment or modification shall be made solely by the Board which:

          (i)    increases the maximum number of shares of Common Stock as to which Awards may be granted under the Plan (except as provided in Section 10.1);

          (ii)   changes the class of eligible Participants; or

          (iii)  otherwise requires the approval of shareholders under applicable state law or under applicable federal law to avoid potential liability or adverse consequences to the Corporation or a Participant.

        (b)   No amendment, modification, suspension or termination of the Plan shall in any manner affect any Award theretofore granted under the Plan without the consent of the Participant or any person validly claiming under or through the Participant.

        11.4    No Right to Grant of Award or Continued Employment or Service.    Nothing contained in this Plan or otherwise shall be construed to (a) require the grant of an Award to an individual who qualifies as an Employee or Non-Employee Director, or (b) confer upon a Participant any right to continue in the employ or service of the Corporation or any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the Participant's employment or service at any time and for any reason.

        11.5    No Obligation.    No exercise of discretion under this Plan with respect to an event or person shall create an obligation to exercise such discretion in any similar or same circumstance, except as otherwise provided or required by law.

        11.6    Withholding Taxes.

        (a)   Subject to the provisions of Subsection (b), the Corporation will require, where sufficient funds are not otherwise available, that a Participant who is an Employee pay or reimburse to it any withholding taxes at such time as withholding is required by law.

        (b)   With the permission of the Committee, a Participant who is an Employee may satisfy the withholding obligation described in Subsection (a), in whole or in part, by electing to have the Corporation withhold shares of Common Stock (otherwise issuable to him or her) having a fair market

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value equal to the amount required to be withheld. An election by a Participant who is an Employee to have shares withheld for this purpose shall be subject to such conditions as may then be imposed thereon by any applicable securities law.

        11.7    Listing and Registration of Shares.

        (a)   No Option granted pursuant to the Plan shall be exercisable in whole or in part, and no share certificate shall be delivered, if at any relevant time the Committee determines in its discretion that the listing, registration or qualification of the shares of Common Stock subject to an Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such Award, until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

        (b)   If a registration statement under the Securities Act with respect to the shares issuable under the Plan is not in effect at any relevant time, as a condition of the issuance of the shares, a Participant (or any person claiming through a Participant) shall give the Committee a written or electronic statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issued under the Plan the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.'

        11.8    Disinterested Director.    For purposes of this Plan, a director shall be deemed "disinterested" if such person could qualify as a member of the Committee under Section 3.1.

        11.9    Gender; Number.    Words of one gender, wherever used herein, shall be construed to include each other gender, as the context requires. Words used herein in the singular form shall include the plural form, as the context requires, and vice versa.

        11.10    Applicable Law.    Except to the extent preempted by federal law, this Plan document, and the Agreements issued pursuant hereto, shall be construed, administered, and enforced in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

        11.11    Headings.    The headings of the several articles and sections of this Plan document have been inserted for convenience of reference only and shall not be used in the construction of the same.

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EXHIBIT "B"

MERCER INSURANCE GROUP, INC.
AUDIT COMMITTEE CHARTER & POLICY
AUDIT COMMITTEE MISSION

        The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of Mercer Insurance Group, Inc.'s (the "Company") financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing function.

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  Provide an avenue of communication among the independent auditors, management, the internal auditing function, and the Board.

        To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

        Audit Committee members shall meet the independence requirements of the Nasdaq listing standards, and the Securities and Exchange Commission (the "SEC"). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent1, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members must be able to read and understand fundamental financial

1
The Nasdaq listing standards require that each member of the Audit Committee must (a) be independent; (b) meet the criteria for independence set forth in the Sarbanes-Oxley Act of 2002 (the "Act"), and (c) not own or control 20% or more of the Company's voting securities, or such lower measurement as may be established by the SEC in rulemaking under the Act; and (d) must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement at the time of their appointment. There are also Nasdaq listing standards that define an "independent director" as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent: (A) a director who is employed by the Company or by any parent or subsidiary of the Company within the past three years; (B) a director who accepts or who has a non-employee Family Member (which means any person who is a relative by blood, marriage, or adoption or who has the same residence) who accepts any payments from the Company or any of its affiliates in excess of $60,000 during the current fiscal year or any of the past three fiscal years, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (C) a director who is a Family Member of an individual who is, or within the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer; (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in the current fiscal year or any of the past three fiscal years; (E) a director of the Company who is employed as an executive officer of another entity where any of the executive officers of the Company serve on the compensation committee of such other entity, or if such relationship existed within the past three years; or (F) a director who was a partner or employee of the Company's outside auditor, and worked on the Company's audit, within the past three years. A three-year "cooling off" period applies to directors who are not independent due to: (1) interlocking compensation committees; or (2) the receipt by the director, or a Family Member of the director who is not an employee of the Company of any payments in excess of $60,000, other than for board service. Under the Act, each member of the Committee shall be a member of the Board of Directors of the Company, and shall otherwise be independent. In order to be considered to be independent, a member of a Committee may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee (i) accept any consulting, advisory, or other compensatory fee from the Company other than for board service; or (ii) be an affiliated person of the Company or any subsidiary thereof. A Committee member will be considered an affiliated person of the Company if such member owns or controls directly or indirectly, 20% or more of the Company's voting stock, or such other lower threshold as the SEC may establish. One director who (i) is not independent, (ii) meets the criteria set forth in the Act, (iii) does not own or control 20% or more of the issuer's voting securities, and (iv) is not a current officer or employee or Family Member of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Company and its shareholders, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Committee.

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statements, including a balance sheet, income statement, and cash flow statement at the time of their appointment to the Committee. At least one member of the Committee shall be an audit committee financial expert2. One of the members shall be designated Chairman.

2
In determining whether a Committee member is an audit committee financial expert, the Board must consider whether a person has the following attributes: (a) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (c) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (d) other relevant experience. Such attributes must have been acquired through: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

        The Committee shall meet quarterly, or more frequently, as circumstances dictate.

        The Committee believes that the above mission statement sets forth its primary roles and responsibilities. In that context, the following is meant to serve as a guide in achieving that mission.

ROLES AND RESPONSIBILITIES

Committee Authority and Responsibilities

  •
  Responsibilities Relating to Retention of Public Accounting Firms—The Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of any accounting firm employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The accounting firm shall report directly to the Committee.

  •
  Preapproval of Services—All auditing services (which may entail providing comfort letters in connection with securities underwritings) and all non-audit services, provided to the Company by the Company's auditors that are not prohibited by law shall be preapproved by the Committee pursuant to such processes as are determined to be advisable. Pre-approved services shall include blanket pre-approval of non-prohibited services for limited dollar amounts that the Committee, in its business judgment, does not believe possess the potential for abuse or conflict.

  •
  Exception—The preapproval requirement set forth above, shall not be applicable with respect to the provision of non-audit services, if:

            (i)    the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent (5%) of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided;

            (ii)   such services were not recognized by the Company at the time of the engagement to be non-audit services; and

            (iii)  such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

  •
  Delegation—The Committee may delegate to one or more designated members of the Committee the authority to grant required preapprovals. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

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  •
  Complaints—The Committee shall establish procedures to facilitate:

            (i)    the receipt, retention, and treatment of complaints received by the Company from third parties regarding accounting, internal accounting controls, or auditing matters; and

            (ii)   the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  Related Party Transactions—The Committee, or a comparable body of the Board of Directors, must review and approve all related-party transactions.

  •
  Funding—The Committee shall have the authority to engage and determine funding for independent legal counsel, accountants, and other advisors if the Committee deems it necessary to carry out its duties.

Review Procedures

  •
  Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with the independent auditor its judgment about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting.

  •
  In consultation with management, independent auditors, and any individuals or entities performing the internal audit function ("internal auditors") consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps taken to monitor, control, and report such exposures.

  •
  Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal and independent auditors have been implemented by management.

Independent Auditors

  •
  The independent auditors are ultimately accountable to the Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and solely determine the appointment of the independent auditors or approve the discharge of the independent auditors.

  •
  Review the independent auditors' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

  •
  Obtain from the independent auditors their annual letter to the Audit Committee in satisfaction of SAS 60 and 61 regarding Reportable Conditions and Report to the Audit Committee.

  •
  Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

Internal Auditors

  •
  The Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and internal policy.

  •
  Provide an internal controls report to be included in each annual report. The report shall state management's responsibility for establishing and maintaining internal controls and financial

3

    reporting procedures and contain an assessment by management of the effectiveness of the internal control structure and procedures for financial reporting.

Compliance with Laws and Regulations

  •
  Periodically obtain updates from management regarding compliance with laws and regulations.

  •
  Review the finding of any examination by any regulatory agencies.

  •
  Be familiar with management's response to regulatory examinations.

Other Committee Responsibilities

  •
  Review and update the Audit Charter annually and submit the charter to the Board for approval. Ensure that the charter is included in the Company's annual report or Form 10-K once every three years.

  •
  Prepare an annual Audit Committee Report for inclusion in the Company's annual proxy statement that states a formal audit charter has been approved and that the Audit Committee has satisfied its responsibility during the year.

  •
  Perform other oversight functions as requested by the full Board.

  •
  Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

Financial Statement and Disclosure Matters

  •
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operation, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  •
  Review and discuss with management and the independent auditor the Company's quarterly financial statements, including the disclosures made in management's discussion and analysis of financial condition and results of operations prior to the filing of the Company's Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  •
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (i) any significant changes in the Company's selection or application of accounting principles, (ii) any major issues as to the adequacy of the Company's internal controls, (iii) the development, selection and disclosure of critical accounting estimates, including without limitation, loss and loss adjustment expenses, (iv) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements, (v) analyses and disclosure of financial trends, and (vi) presentation of the financial statements and notes thereto.

  •
  Discuss with management and the independent auditor that all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses have been disclosed in the annual and quarterly financial reports.

  •
  Discuss with management and the independent auditor the effect of accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

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  •
  Discuss with management, the internal auditors, and the Company's legal/compliance department the effect of regulatory initiatives on the Company's financial statements.

  •
  Discuss with management and the independent auditor that all pro forma financial information to be included in any SEC filing, public disclosure, or press release comply with the anti-fraud rules and is reconciled with the financial statements prepared in accordance with GAAP.

Oversight of the Company's Relationship with the Independent Auditor

  •
  Review the experience and qualifications of the senior members of the independent auditor team.

  •
  Discuss with the independent auditor issues on which the independent auditor communicated with its national office regarding auditing or accounting issues concerning the Company.

  •
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

  •
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

Compliance Oversight

  •
  Obtain from the independent auditor such assurance as it deems adequate that such auditor has fulfilled its responsibilities under Section 10A of the Securities Exchange Act of 1934.

  •
  Obtain reports from management and, as necessary, Company counsel, relating to the Company's conformity with applicable legal and regulatory requirements. Review reports and disclosures of insider and affiliated party transactions.

  •
  Review with management and, as necessary, Company counsel, compliance with laws and regulations. Advise the Board with respect to the Company's compliance with applicable laws and regulations.

  •
  Review with pending material litigation with counsel.

  •
  The Committee will address and take action, as it deems necessary or appropriate, with respect to any issues regarding the provisions of paragraphs 2 and 3 of the Company's Code of Ethics for Senior Financial Officers to the extent the issue relates to accounting and disclosure and regulations of the SEC, Nasdaq, or other regulatory authority, and paragraph 4 of such Code to the extent such misrepresentation or omission relates to financial statements or related financial information.

  •
  The Committee will address and take any action, as it deems necessary or appropriate, with respect to any issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public.

Miscellaneous Powers and Responsibilities

  •
  The Committee shall have the power to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  •
  The Committee shall approve, in advance, the provision by the auditor of all permissible non-audit services.

  •
  The Committee shall have the responsibility to submit the minutes of all meetings of the Committee to the Board.

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  •
  The Committee shall require that a going concern qualification in an audit opinion be disclosed through the issuance of a press release.

  •
  The Committee shall have the responsibility of reviewing and assessing the adequacy of this charter at least annually.

  •
  The Committee shall have the responsibility to prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  The Committee shall have the power to access the Company's counsel without the approval of management, as it determines necessary to carry out its duties.

  •
  The Committee shall have the responsibility of discussing with management and the independent auditor any significant or material correspondence with regulators or governmental agencies, including all examination reports received from the various supervisory authorities, and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and review management's replies to such correspondence, complaints, or reports.

  •
  The Committee shall have the responsibility to discuss legal matters with the Company's counsel that may have a material impact on the financial statements or the Company's compliance policies.

Meetings

  •
  The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to Committee members when appropriate, including specifically the pre-approval of non-audit services and the review of earnings releases, and earnings guidance.

  •
  The Committee must regularly convene executive sessions.

Minutes of each meeting will be compiled by the Company's Corporate Secretary who shall act as Secretary to the Committee, or in the absence of the Corporate Secretary, by an Assistant Corporate Secretary of the Company or any other person designated by the Committee.

6

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Mercer Insurance Group, Inc. 10 North Highway 31 P. O. Box 278 Pennington, New Jersey 08534
PROXY STATEMENT GENERAL
MATTER NO. 1 ELECTION OF MERCER DIRECTORS
Security Ownership of Management
Executive Compensation Compensation Committee Report on Executive Compensation
Summary Compensation Table
MATTER NO. 2 APPROVAL OF 2003 MERCER INSURANCE GROUP, INC. STOCK INCENTIVE PLAN
AUDIT COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
FINANCIAL INFORMATION
OTHER MATTERS
COMPLAINTS AND CONCERNS
SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
PROXY
EXHIBIT A MERCER INSURANCE GROUP, INC. 2004 STOCK INCENTIVE PLAN Effective June 16, 2004
TABLE OF CONTENTS
ARTICLE 1. PURPOSE OF THE PLAN; TYPES OF AWARDS
ARTICLE 2. DEFINITIONS
ARTICLE 3. ADMINISTRATION
ARTICLE 4. COMMON STOCK SUBJECT TO THE PLAN
ARTICLE 5. ELIGIBILITY
ARTICLE 6. STOCK OPTIONS IN GENERAL
ARTICLE 7. TERM, VESTING AND EXERCISE OF OPTIONS
ARTICLE 8. EXERCISE OF OPTIONS FOLLOWING TERMINATION OF EMPLOYMENT OR SERVICE
ARTICLE 9. RESTRICTED STOCK
ARTICLE 10. ADJUSTMENT PROVISIONS
ARTICLE 11. GENERAL PROVISIONS
EXHIBIT "B" MERCER INSURANCE GROUP, INC. AUDIT COMMITTEE CHARTER & POLICY AUDIT COMMITTEE MISSION
AUDIT COMMITTEE ORGANIZATION
ROLES AND RESPONSIBILITIES